Sub-Item 77O
                                                       Rule 10f-3 Transactions




                        THE DREYFUS/LAUREL FUNDS, INC.-
                    DREYFUS PREMIER LIMITED TERM INCOME FUND

On January 6, 2004, The Dreyfus/Laurel Funds, Inc. - Dreyfus Premier Limited Term Income Fund (the "Fund") purchased, slightly below par value, $250,000 in Corporate Bond/Credit Suisse First Boston USA/ 5.125/Maturity 1/15/2014 - CUSIP # 22541LAM5 (the "Bonds"). The Bonds were purchased from Credit Suisse First Boston Corp. ("First Boston"), a member of the underwriting syndicate offering the Bonds, from their own account. Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. First Boston received an underwriting spread of .91% per bond. No other member received any economic benefit. The following is a list of the syndicate's primary members:

                         Credit Suisse First Boston Corp
                          Mellon Financial Markets, LLC

      Accompanying this statement are materials presented to the Board of Directors of The Dreyfus/Laurel Funds, Inc., which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on April 22, 2004.

                                                                 Sub-Item 77O
                                                      Rule 10f-3 Transactions




                         THE DREYFUS/LAUREL FUNDS, INC.-
                    DREYFUS PREMIER LIMITED TERM INCOME FUND

On January 7, 2004, The Dreyfus/Laurel Funds, Inc. - Dreyfus Premier Limited Term Income Fund (the "Fund") purchased, slightly below par value, $140,000 in Corporate Bond/Southern Cal Ed/ 5.000/Maturity 1/15/2014 - CUSIP # 842400ER0 (the "Bonds"). The Bonds were purchased from JP Morgan Chase & Co. ("JP Morgan"), a member of the underwriting syndicate offering the Bonds, from their own account. Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. JP Morgan received an underwriting spread of .78% per bond. No other member received any economic benefit. The following is a list of the syndicate's primary members:

                                    Citigroup
                              JP Morgan Securities
                                 Lehman Brothers
                          Mellon Financial Markets, LLC

      Accompanying this statement are materials presented to the Board of Directors of The Dreyfus/Laurel Funds, Inc., which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on April 22, 2004.

                                   MEMORANDUM



TO:         The Board Members of:
            The Dreyfus/Laurel Funds, Inc.:
            Dreyfus Premier Limited Term Income Fund
            (the "Fund")


DATE:       April 8, 2004

SUBJECT:    Review of Compliance with Rule 10f-3 Procedures

************************************************************************
      At the upcoming Board meeting, you will be asked to review certain transactions to determine whether such transactions were consistent with the Fund's Rule 10f-3 procedures. The procedures will be available at the meeting.

      The attached 10f-3 approval forms, completed by the Fund's portfolio managers, describe the transactions and attest to their compliance with various provisions of Rule 10f-3, including, among other things, that:

1. the securities were either registered under the Securities Act of 1933, government securities, eligible municipal securities, securities sold in eligible Rule 144A offerings, or securities sold in eligible foreign offerings;

2. the securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering;

3.       the securities were offered pursuant to a firm commitment underwriting;

4. the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time; and

5. the securities purchased from a member of the syndicate other than the affiliated underwriter.

The portfolio managers will be available at the meeting to discuss any questions you may have regarding the transactions.

                 D/LFI-Dreyfus Premier Limited Term Income Fund


                               PROPOSED RESOLUTION


            RESOLVED, that the transaction engaged in by the Fund, pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended, hereby is determined to have been effected in compliance with the Procedures adopted by the Board with respect to such transaction.

                                                              FRM 101-21
                                                               EXHIBIT C

                     PRE-PURCHASE APPROVAL FORM PURCHASE OF
             SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for
                   compliance with Rule 10f-3 and/or Rule 23B

Note: Refer to Page 3 of the policy if the investment unit will purchase more than 5% of the overall principal of this issue.

1. Account/Fund Name: Dreyfus Premier Limited Term Income Fund 2. Anticipated Purchase Date: 01/06/04 3. Total Net Assets of Account/ Fund:
      $70,981,674.23
4. Type and Description of Security to be Purchased: Corporate Bond/Credit Suisse Firs Boston USA/5.125/ Maturity 1/15/2014
5. Credit Rating of Security (Rating/ Rating Agency): AA3/ Moody's A+/S&P 6. Name of Underwriting Syndicate Dealer Effecting Transaction: First Boston
      7. Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets
8.    Issue Size: $1,000,000,000
9.    CUSIP: 22541LAM5
10.   Amount Purchased by Account/Fund: $250,000
11.   Percentage of Principal Amount of Offering Purchased by Account/Fund:
      0.03% 12. Amount Purchased as a Percentage of Account/Fund Assets: 0.35%
      13. Purchase Price of Securities (if at par, so state): $99.612 14. Commission/ Spread Received by Principal Underwriters: .91%

REPRESENTATIONS (Must be Confirmed Or Trade Can Not Be Made)
This transaction complies with all applicable provisions of the Policy for Fiduciary Account Purchases Of Securities Underwritten By An Affiliate.
--------------------------------------------------------------------------------

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets, I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads, or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The Securities will be purchased prior to the end of the first day of which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering of any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

/s/ Christopher M. Pellegrino  01/06/04  /s/ Kristie A. Kraeuter       01/06/04
-----------------------------  --------  -----------------------       --------
Portfolio Manager             Date/Time      CIO/Designate


Date/Time




CC:Legal Department representative for Business Line- For Affiliated Mutual Fund Purchases Only




























cc: Regina D. Stover, Risk Management (151-0960)
        Michael Rosenberg for Dreyfus Funds Only

                                                              FRM 101-21
                                                               EXHIBIT C

                     PRE-PURCHASE APPROVAL FORM PURCHASE OF
             SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for
                   compliance with Rule 10f-3 and/or Rule 23B

Note: Refer to Page 3 of the policy if the investment unit will purchase more than 5% of the overall principal of this issue.

1. Account/Fund Name: Dreyfus Premier Limited Term Income Fund 2. Anticipated Purchase Date: 01/07/04 3. Total Net Assets of Account/ Fund:
      $71,724,606.25
4. Type and Description of Security to be Purchased: Corporate Bond/Southern Cal Ed/ 5.000/ Maturity 1/15/2014
5. Credit Rating of Security (Rating/ Rating Agency): Aa2/Moody's AA/S&P 6. Name of Underwriting Syndicate Dealer Effecting Transaction: JP Morgan 7. Name of Affiliated Underwriter in Underwriting Syndicate: Mellon Financial Markets
8.    Issue Size: $300,000,000 9. CUSIP: 842400ER0
10.   Amount Purchased by Account/Fund: $140,000
11.   Percentage of Principal Amount of Offering Purchased by Account/Fund:
      0.05% 12. Amount Purchased as a Percentage of Account/Fund Assets: 0.20%
      13. Purchase Price of Securities (if at par, so state): $99.844 14. Commission/ Spread Received by Principal Underwriters: .78%

          REPRESENTATIONS (Must be Confirmed Or Trade Can Not Be Made)
--------------------------------------------------------------------------------
This transaction complies with all applicable provisions of the Policy for Fiduciary Account Purchases Of Securities Underwritten By An Affiliate.
--------------------------------------------------------------------------------

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

This purchase is made per a firm commitment.

I have inquired about any commission, spread or profit received or to be received by any Mellon affiliate in connection with this transaction, and, based upon the answers to my inquiries and my knowledge of relevant markets, I believe such commission, spread or profit to be reasonable and fair compared to the commissions, spreads, or profit received by similarly situated persons in connection with comparable transactions between unaffiliated parties.

If these securities are part of an issue registered under the Securities Act of 1933, as amended, that will be offered to the public, or will be purchased pursuant to an eligible foreign or Rule 144 offering, the issuer of the securities will be in continuous operation for not less than three years, including the operations of any predecessors.

The Securities will be purchased prior to the end of the first day of which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering of any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

/s/ Christopher M. Pellegrino  01/07/04  /s/ Kristie A. Kraeuter       01/07/04
-----------------------------  --------  -----------------------       --------
Portfolio Manager             Date/Time      CIO/Designate
Date/Time





CC:Legal Department representative for Business Line- For Affiliated Mutual Fund Purchases Only









cc: Regina D. Stover, Risk Management (151-0960)
    Michael Rosenberg for Dreyfus Funds Only

                                                                  Sub-Item 77O
                                                       Rule 10f-3 Transactions




                        THE DREYFUS/LAUREL FUNDS, INC. -
                         DREYFUS BOND MARKET INDEX FUND

On April 26, 2005, The Dreyfus/Laurel Funds, Inc. - Dreyfus Bond Market Index Fund (the "Fund") purchased, slightly below par value, $500,000 in United Technologies/ 4.875/ Maturity 5/01/2015 - CUSIP # 913017BH1 (the "Bonds"). The Bonds were purchased from Banc of America, a member of the underwriting syndicate offering the Bonds, from their own account. Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. Banc of America received an underwriting spread of .50% per bond. No other member received any economic benefit. The following is a list of the syndicate's primary members:

                                 Banc of America
                                    Citigroup
                               Goldman Sachs & Co
                                 HSBC Securities
                              JP Morgan Securities
                          Mellon Financial Markets, LLC


      Accompanying this statement are materials presented to the Board of Directors of The Dreyfus/Laurel Funds, Inc., which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on July 21, 2005.

                                   MEMORANDUM



TO:         The Board Members of:
            The Dreyfus/Laurel Funds, Inc.:
            Dreyfus Bond Market Index Fund
            (the "Fund")

FROM:       James Bitetto
            Assistant General Counsel

                              DATE: July 14, 2005

SUBJECT:    Review of Compliance with Rule 10f-3 Procedures

************************************************************************
      At the upcoming Board meeting you will be asked to review a transaction to determine whether such transaction was consistent with the Fund's Rule 10f-3 procedures. The procedures will be available at the meeting.

      The attached 10f-3 approval form, completed by the Fund's portfolio manager and attached to the Summary, describe the transaction and attest to their compliance with various provisions of Rule 10f-3, including, among other things, that:

1. the securities were either registered under the Securities Act of 1933, government securities, eligible municipal securities, securities sold in eligible Rule 144A offerings, or securities sold in eligible foreign offerings;

2. the securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering;

3.       the securities were offered pursuant to a firm commitment underwriting;

4. the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time; and

5. the securities purchased from a member of the syndicate other than the affiliated underwriter.

The portfolio manager will be available at the meeting to discuss any questions you may have regarding the transaction.

Board Group V
4/1/05-6/30/05

                               Rule 10f-3 -Summary
                            (Affiliated Underwriter)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fund      Manager    Are there    IF YES,        Total  Value of Primary
          Firm       applicable   Certification  Securities      Portfolio
                     transactions attached from  Purchased by    Manager
                     to report?   Manager that   fund from
                                 all             Affiliated
                    If yes,      transactions    Underwriter
                    detail       are in         (%of total
                    attached     compliance     net assets)
                    from Manager  with board-
                                  approved
                                  procedure

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Market Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Institutional   Standish                               Laurie A.
Government MM Fund                                             Carroll
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Institutional   Standish                               Laurie A.
Prime MM Fund                                                  Carroll
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Institutional   Standish                               Laurie A.
U.S. Treasury MM Fund                                          Carroll
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Money Market    Standish                               Laurie A.
Reserves                                                       Carroll
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus U.S. Treasury   Standish                               Laurie A.
Reserves                                                       Carroll
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Municipal Money Market
Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Municipal       Mellon                                 J.
Reserves                                                       Christopher
                                                               Nicholl
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC           Mellon                                 John F.
California Municipal                                           Flahive
MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC MA        Mellon                                 John F.
Municipal MM Fund                                              Flahive
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC New York  Mellon                                 John F.
Municipal MM Fund                                              Flahive
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fixed Income Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus High Yield      Standish                             Jon Uhrig
Strategies Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Standish                             Jon Uhrig
Limited Term High
Yield Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Standish                             Kent J.
Managed Income Fund                                          Wosepka
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Bond Market     Standish  YES      X     0.12%      Laurie A.
Index Fund                                                  Carroll
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Standish                            Christopher
Limited Term Income                                         M. Pellegrino
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Core    TBC                                 Brian C.
Value Fund                                                  Ferguson
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC S&P 500   MEA                                 Thomas J.
Stock Fund                                                  Durante
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Disciplined     TBC                                 Sean P.
Stock Fund                                                  Fitzgibbon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Standish                            Cathy Powers
Balanced Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Core    Fayez                               Fayez S.
Equity Fund                                                 Sarofim
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Large   TBC                                 Sean P.
Company Stock Fund                                          Fitzgibbon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Midcap  MEA                                 John R.
Stock Fund                                                  O'Toole
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Small   MEA                                 Adam T. Logan
Cap Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Tax     Fayez                               Fayez S.
Managed Growth Fund                                         Sarofim
--------------------------------------------------------------------------------

                      D/LFI-Dreyfus Bond Market Index Fund



                               PROPOSED RESOLUTION


            RESOLVED, that the transaction engaged in by the Fund, pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended, hereby is determined to have been effected in compliance with the Procedures adopted by the Board with respect to such transaction.

                                                                  FRM 101-20 (A)
                                                                      EXHIBIT D
                                 PRE-PURCHASE APPROVAL FORM PURCHASE OF
                    SECURITIES UNDERWRITTEN BY AN AFFILIATE To be used for compliance with Rule 10f-3 and/or Rule 23B

Note: Refer to Page 3 of the policy if the investment unit will purchase more than 5% of the overall principal of this issue.

1.  Account/Fund Name: Dreyfus Bond Market Index Fund
2.  Anticipated Purchase Date: 04/26/05
3.  Total Net Assets of Account/ Fund: $402,467,130.10
4. Type and Description of Security to be Purchased: United Technologies 4.875 05/01/15
5.  Credit Rating of Security (Rating/ Rating Agency):Aa2/Moody's A/S&P A+/Fitch
6. Name of Underwriting Syndicate Dealer Effecting Transaction: BAC, CITI, GS, HSBC, JPM
7. Name of Affiliated Underwriter in Underwriting Syndicate: MFN as a Jr Co-Manager
8.  Issue Size: 1.2 MM
9.  CUSIP: 913017BH1
10. Amount Purchased by Account/Fund: $500,000
11. Percentage of Principal Amount of Offering Purchased by Account/Fund: 0.04%
12. Amount Purchased as a Percentage of Account/Fund Assets: 0.12%
13. Purchase Price of Securities (if at par, so state): $99.437
14. Commission/ Spread Received by Principal Underwriters: Leads .5 of 1% (Mellon .4166 OF Leads %)
15. Yield (as applicable): 4.947
16. Benchmark Yield (as applicable): 4.267
17. Description of Benchmark (as applicable): Treasury Bond (e.g., Treasury
    Bond)

REPRESENTATIONS (Must be Confirmed Or Trade Can Not Be Made)
--------------------------------------------------------------------------------
This transaction complies with all applicable provisions of the Policy for Fiduciary Account Purchases Of Securities Underwritten By An Affiliate.
--------------------------------------------------------------------------------

This purchase will not be designated as a "group sale" or otherwise allocated to the affiliated underwriter's account and the purchase of these securities will not benefit a direct or indirect affiliated entity of Mellon.

The decision to enter into this transaction is based solely on the best interests of the account/fund and not upon the interests of any Mellon affiliate or any other party, including, without limitation, another party to the transaction.

The Securities will be purchased prior to the end of the first day of which any sales are made, at a price that will not be more than the price paid by each other purchaser of the securities in that offering of any concurrent offering of the securities. If the securities are offered for subscription upon exercise of rights, the securities will be purchased on or before the fourth day preceding the day on which the rights offering terminated.

/s/ Laurie A. Carroll     04/26/05     /s/ Kristie A. Kraeuter       05/16/05
------------------------- --------     -----------------------       --------
Portfolio Manager         Date/Time        CIO/Designate           Date/Time


Cc: Regina D. Stover, Risk Management (151-0960)
    Legal Department Representative (For Affiliated Mutual Fund Purchases Only)

                                                                   Sub-Item 77O
                                                        Rule 10f-3 Transactions




                        THE DREYFUS/LAUREL FUNDS, INC. -
                        DREYFUS PREMIER BALANCED FUND

On August 10, 2005, The Dreyfus/Laurel Funds, Inc. - Dreyfus Premier Balanced Fund (the "Fund") purchased, slightly below par value, $135,000 in Corporate Bond/ Credit Suisse First Boston USA / 5.125% / Maturity 08-15-2015 - CUSIP # 22541LBK8 (the "Bonds"). The Bonds were purchased from Credit Suisse First Boston Corp., ("First Boston"), a member of the underwriting syndicate offering the Bonds, from their own account. Mellon Financial Markets, LLC, an affiliate of the Fund, was a member of the syndicate but received no benefit in connection with the transaction. First Boston received an underwriting spread of .92% per bond. No other member received any economic benefit. The following is a list of the syndicate's primary members:

                         Credit Suisse First Boston Corp
                          Mellon Financial Markets, LLC

      Accompanying this statement are materials presented to the Board of Directors of The Dreyfus/Laurel Funds, Inc., which ratified the purchase as in compliance with the Fund's Rule 10f-3 Procedures, at the Fund's Board meeting held on October 27, 2005.

                                   MEMORANDUM




TO:         The Board Members of:
            The Dreyfus/Laurel Funds, Inc.:
            Dreyfus Premier Balanced Fund (the "Fund")

FROM:       James Bitetto
            Assistant General Counsel

DATE:       October 27, 2005

SUBJECT:    Review of Compliance with Rule 10f-3 Procedures

************************************************************************
      At today's Board meeting, you are being asked to review a transaction to determine whether such transaction was consistent with the Fund's Rule 10f-3 procedures. The procedures are available at the meeting.

      The attached 10f-3 approval form, completed by the Fund's portfolio managers and attached to the Summary, describe the transaction and attest to its compliance with various provisions of Rule 10f-3, including, among other things, that:

1. the securities were either registered under the Securities Act of 1933, government securities, eligible municipal securities, securities sold in eligible Rule 144A offerings, or securities sold in eligible foreign offerings;

2. the securities were purchased prior to the end of the first day on which any sales are made, at a price that is not more than the price paid by each other purchaser of securities in that offering;

3.       the securities were offered pursuant to a firm commitment underwriting;

4. the commission, spread or profit received or to be received by the principal underwriters is reasonable and fair compared to the commission, spread or profit received by others in connection with the underwriting of similar securities being sold during a comparable period of time; and

5. the securities purchased from a member of the syndicate other than the affiliated underwriter.

The portfolio managers are available at the meeting to discuss any questions you may have regarding the transaction.

Board Group V
7/1/05-9/30/05

                               Rule 10f-3 -Summary
                            (Affiliated Underwriter)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fund          Manager Firm Are there     IF YES,       Total Value of  Primary
                            applicable   Certification Securities     Portfolio
                            transactions attached      Purchased by    Manager
                            to report?   from Manager  fund from
                                         that all      Affiliated
                            If yes,      transactions  Underwriter
                            detail       are in        (% of total
                            attached     compliance    net assets)
                            from Manager with
                                         board-approved
                                          procedure
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Money Market Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Institutional   Dreyfus         No                     Patricia Larkin
Government MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Institutional   Dreyfus         No                     Patricia Larkin
Prime MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Institutional   Dreyfus         No                     Patricia Larkin
U.S. Treasury MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Money Market    Dreyfus         No                     Patricia Larkin
Reserves
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus U.S. Treasury   Dreyfus         No                     Patricia Larkin
Reserves
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Municipal Money Market
Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Municipal       Dreyfus/        No                    J. Christopher
Reserves                Mellon                                Nicholl
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC           Dreyfus         No                    Joseph Irace
California Municipal
MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC MA        Dreyfus/        No                   John F. Flahive
Municipal MM Fund       Mellon
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC New York  Dreyfus         No                   Joseph Irace
Municipal MM Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Fixed Income Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus High Yield      Dreyfus/Standish No                   Jon Uhrig
Strategies Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Dreyfus/StandishNo                   Jon Uhrig
Limited Term High
Yield Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Dreyfus/StandishNo                   Kent J. Wosepka
Managed Income Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Bond Market     Dreyfus/StandishNo                   Laurie A. Carroll
Index Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Dreyfus/StandishNo             Christopher M. Pellegrino
Limited Term Income
Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Equity Funds

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Core    Dreyfus/TBCAM   No                 Brian C. Ferguson
Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus BASIC S&P 500   Dreyfus/        No                 Thomas J. Durante
Stock Fund              MEA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Disciplined     Dreyfus/TBCAM   No                 Sean P. Fitzgibbon
Stock Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier         Dreyfus/Standish YES        X      0.08%   Cathy Powers
Balanced Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Core    Fayez           No                     Fayez S. Sarofim
Equity Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Large   Dreyfus/TBCAM   No                   Sean P. Fitzgibbon
Company Stock Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Midcap  Dreyfus/MEA     No                    John R. O'Toole
Stock Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Small   Dreyfus/MEA     No                    Adam T. Logan
Cap Value Fund
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dreyfus Premier Tax     Fayez           No                   Fayez S. Sarofim
Managed Growth Fund
--------------------------------------------------------------------------------

                                            D/LFI-Dreyfus Premier Balanced Fund



                               PROPOSED RESOLUTION


            RESOLVED, that the transaction engaged in by the Fund, pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended, hereby is determined to have been effected in compliance with the Procedures adopted by the Board with respect to such transaction.

Dreyfus Premier Balanced  Reporting Period  7/1/05-9/30/05   Portfolio Manager:
                                                              Catherine Powers

                              Total Net Assets  $171,843,600


------------------------------------------------------------------------------------------------------------------------
Issuer        Affiliated    Expected     Type of       Total       Purchase      Purchase    Commission/Spread as
              Underwriter   Trade Date   Security   Transaction      Price        Amount     % of Offering Price
                                                    (Shares/Per)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                  MFM        8/10/05    Corporate     135,000        99.22       133,950            1.00%

                 -------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------
Credit Suisse    Underwriting    Date of    Rating of    Issue Size   % of issue    % of Issue   % of Issue Size
First Boston     Syndicate       First      Security                  Size          Size         Purchased by ALL
Corp.            Dealer          Offering                             Purchase by   Purchased    Funds Advised by
                                                                      above Fund    by Above     Manager as a % of
                                                                                    Fund as a %  Total Issue Size
                                                                                    of Total     (cannot exceed 25%)
                                                                                    Net Assets
                                                                                    of Fund
                 -------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------
                  Credit Suisse   8/10/05      Aa3/A+    1,750,000,000    0.01%        0.08%             1.43%
                  First Boston
                      Corp.
                 -------------------------------------------------------------------------------------------------------
                 -------------------------------------------------------------------------------------------------------
                   CONDITIONS    Was Price  Was          Was Issuer   Was Offering  Did          Was Commission or
                                 Paid the   Security     in           part of firm  Affiliated   Spread paid
                                 Same as    Purchased    continuous   commitment    Underwriter  reasonable as
                                 other      on Offer     operation    by            benefit      compared to other
                                 Purchasers?Date?        for at       Underwriter?  directly     transactions with
                                                         least 3                    from         non-affiliated
                                                         years?                     purchase?    parties?
                                 ---------------------------------------------------------------------------------------
                                 ---------------------------------------------------------------------------------------
                                    yes         yes          yes           No            no               yes
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Certification
--------------------------------------------------------------------------------

The Adviser certifies that the above information is correct.

The Adviser has determined that the securities listed above are securities the Fund is permitted to invest in as described in the current prospectus.

The Adviser has determined that the securities purchased are in accordance with Dreyfus Fund 10f-3 policies and procedures.

In reaching its determination, the Adviser considered all of the conditions as specified in the Dreyfus Fund 10f-3 policies and procedures.


-------------------------------------------------------------------------------------------------------------------
SIGNED                           /s/ Catherine Powers       DATE                       10/21/05
                                 --------------------

-------------------------------------------------------------------------------------------------------------------
